PERSONALLY HELD INTANGIBLES PURCHASE AGREEMENT



     This Personally Held Intangibles Purchase Agreement (this "Agreement") is made and entered into as of June 10, 2004, by and between Audiovox Communications Corp. (the Company), a Delaware corporation with an office at 555 Wireless Boulevard, Hauppauge, New York 11788, and Philip Christopher, an individual residing at 108 Fairway View Drive, Commack, New York 11725 (the "Seller").


                                   WITNESSETH:


     A. Seller owns the Personally Held Intangibles, as defined below.

     B. Prior to the execution of this document, Seller had never sold, transferred, assigned or conveyed to the Company any of the Personally Held Intangibles, but has allowed some of the Personally Held Intangibles to be used in the business of the Company.

     C. Seller desires to sell, transfer, assign and convey to Company and Company desires to purchase all rights in and to the Personally Held Intangibles so that Company will be entitled to the full use of the Personally Held Intangibles. In connection with the Asset Purchase Agreement between the Company, Audiovox Corporation and UTStarcom Inc. dated as of June 11, 2004 (the "Asset Purchase Agreement"), the Company and the Seller have also agreed to the sale and purchase of the Personally Held Intangibles pursuant to the terms of this Agreement with the understanding that the Company will transfer the Personally Held Intangibles to UTStarcom in the Asset Purchase Agreement.

     D. Seller, as a seller of Personally Held Intangibles to Company, is subject under applicable law to an implied covenant not to compete with Company.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   Article I.

                                PURCHASE AND SALE

Section 1.1 Agreement to Sell. The Seller hereby grants, sells, conveys, assigns, transfers and delivers to the Company, upon and subject to the terms and conditions of this Agreement, all right, title and interest of the Seller in and to all of his personal contacts and personal and professional relationships with suppliers, customers, contractors, financers, employees and ex-employees of the Company, and his personal know-how, trademarks, trade names and patentable assets relating to or useable by the Company (the "Personally Held Intangibles"), free and clear of all mortgages, liens, pledges, security


                                  Exhibit 99.3

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interests,   charges,  claims,  restrictions  and  encumbrances  of  any  nature whatsoever.

Section 1.2 Agreement to Purchase. The Company, in recognition of the fact that upon the sale of substantially all of its assets (as detailed in the Asset Purchase agreement), the employment agreement between Seller and Company is null and void and therefore the Company no longer has the use of Seller's personally held intangibles, hereby agrees to purchase the Personally Held Intangibles from the Seller, upon and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants of the Seller contained herein, in exchange for the Purchase Price (hereinafter defined in Section 1.3 hereof).

Section 1.3 The Purchase Price. The Purchase Price shall be determined by a qualified independent professional appraiser and shall be paid on the Closing Date. Based on its preliminary due diligence, the Company believes that the valuation by the appraiser will exceed $16,000,000.00. However, the purchase price to be paid to Seller will not exceed $16,000,000.00.

                                   Article II.

                         CLOSING, ITEMS TO BE DELIVERED,
                   THIRD PARTY CONSENTS AND FURTHER ASSURANCES

Section 2.1 Closing. The closing (the "Closing") of the Personally Held Intangibles Purchase Agreement is taking place simultaneously with the closing of the Asset Purchase Agreement. The date of the Closing is sometimes herein referred to as the "Closing Date."

Section 2.2 Further Assurances. This Agreement is intended to operate as an assignment and assumption agreement with respect to the Personally Held Intangibles. Notwithstanding the foregoing, the Seller from time to time after the Closing, at the Company's expense and request, will execute, acknowledge and deliver to the Company such other instruments of conveyance and transfer and will take, at Company's expense, such other actions and execute and deliver such other documents, certifications and further assurances as the Company may reasonably require in order to vest more effectively in the Company, or to put the Company more fully in possession of any of the Personally Held Intangibles. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

                                  Article III.
                         REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Company that:

     (a) Authority; Enforceable Obligations. The Seller has the authority and legal right to


                                  Exhibit 99.3
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          execute,  deliver and perform this Agreement.  This Agreement, and any and all other agreements, documents and instruments delivered by the Seller in accordance with the provisions hereof (the "Seller's Documents") have been duly executed and delivered by the Seller, and this Agreement, and the Seller's Documents constitute the legal, valid and binding obligations of the Seller, enforceable against him in accordance with their respective terms.

     (b) Validity of Contemplated Transactions, etc. The execution, delivery and performance of this Agreement and Seller' Documents by the Seller does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under, (a) any existing law, ordinance, or governmental rule or regulation to which the Seller are subject, (b) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to the Seller, or (c) any agreement, contract, commitment, Authorization (defined below), or other instrument, document or understanding, oral or written, to which the Seller are a party, by which the Seller may have rights or by which any of the Personally Held Intangibles may be bound or affected, or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of the Seller thereunder. Except as aforesaid, no authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery or performance of this Agreement by the Seller.

     (c) No Third Party Options. There are no existing agreements, options, commitments or rights with, of or to any person to acquire any of the Personally Held Intangibles or any interest therein.

     (d) Title to Personally Held Intangibles. The Seller has good, valid and marketable title to the Personally Held Intangibles free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and other encumbrances and defects of title, to Seller's knowledge. Seller shall cooperate with the Company to effectuate the transfer of the Personally Held Intangibles to the Company.

     (e) Policies and Practices. During the twelve months prior to the Closing Date, Seller has not changed any policies or practices with respect to the ownership or value of the Personally Held Intangibles, caused the Company to terminate any material business relationship without cause, or agreed or threatened to do any of the foregoing.

     (f)  Relationships.  The  Seller has  maintained  and shall  maintain  good
          relations  with   substantially  all  of  the  employees,   suppliers,
          customers and contractors of the Company.

     (g) Maintenance of Key Arrangements. Seller has maintained and shall maintain in good standing all personal relationships, distributorship arrangements, representation


                                  Exhibit 99.3
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          agreements, lease agreements,  actor/creative talent relationships and arrangements, and other material agreements and arrangements of the Seller that have been used in connection with the business of the Company so that the Company may hereafter maintain such relationships, agreements and arrangements.

     (h) Compliance with Law; Authorizations. To Seller's knowledge, Seller has complied with each, and is not in violation of, any law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign, to which the Personally Held Intangibles is subject ("Regulations"), if any. The Seller owns, holds, possesses or lawfully uses all licenses, permits, rights, applications, filings, registrations and other authorizations ("Authorizations") which are in any manner necessary for the ownership and use of the Personally Held Intangibles free and clear of all liens, charges, restrictions and encumbrances. The Seller is not in default, nor has he received any notice of any claim of default, with respect to any such Authorization. None of such Authorizations will be adversely affected by consummation of the transactions contemplated hereby.

     (i) Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the knowledge of the Seller, threatened against the Seller and which relates to the Personally Held Intangibles or the transactions contemplated by this Agreement, nor does the Seller know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could adversely affect the Personally Held Intangibles or the transactions contemplated hereby.

Section  3.2  Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to the Seller as follows:

     (a) Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) Corporate Power and Authorization. The Company has the corporate power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

Section 3.3 Survival of Representations and Warranties. All representations and warranties made by the parties in this Agreement shall survive until four years following the Closing Date with respect to any and all claims in connection therewith. Notwithstanding any investigation or audit conducted before or after the Closing Date or the decision of any party to complete the Closing, each party shall be entitled to rely upon the representations and warranties set forth herein and therein.


                                  Exhibit 99.3

                                   Article IV.
                                  MISCELLANEOUS

Section 4.1 Amendment and Modification. This Agreement may be amended, modified and supplemented at any time with respect to any of the terms contained herein, by a written agreement signed by both of the parties hereto.

Section 4.2 Waiver. The failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other party hereto affected thereby, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent waiver or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

Section 4.3 Notices. All notices, claims, requests, demands or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, by first class certified mail, return receipt requested, with postage paid, or by receipted overnight courier service to the intended recipient at the address specified below or at such other address as shall be designated by such party in any notice delivered as above provided to the other parties hereto.

                    If to the Company:

                    Audiovox Communications Corp.
                    150 Marcus Blvd.
                    Hauppauge, NY 11788
                    Attn: Charles M. Stoehr
                    Fax: (631) 231-1370


                    If to the Seller:

                    Mr. Philip Christopher 108 Fairway View Drive Commack, NY 11725 Fax: (631) 951-0784

Section 4.4 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto; provided, however, that the Company may, without the prior written consent of the Seller, assign any or all of its rights hereunder and under any other agreements, contracts or documents executed or delivered in connection herewith to UTStarcom or an affiliate of UTStarcom.


                                  Exhibit 99.3
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



Section 4.5 Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflict of laws.

Section 4.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 4.7 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.8 Entire Agreement. This Agreement constitutes the entire agreement between Seller and Company relative to the subject matter hereof. Any previous agreements between the parties are superseded by this Agreement. Subject to any exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.

Section 4.9 No Benefit. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the signatories to this Agreement and each of their respective heirs, successors and permitted assigns.

Section 4.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of another party hereto under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereafter occurring. All remedies, whether under this Agreement, by law or otherwise, afforded to any party shall be cumulative and not alternative.

Section 5.11 Arbitration. Any dispute or claim arising under or with respect to this Agreement which is incapable of resolution will be resolved in the City of New York by arbitration in accordance with the Rules for Commercial Arbitration of the American Arbitration Association ["AAA"]. The decision or award of the arbitrator shall be final and binding upon the parties. Any arbitral award may be entered as a judgment or order in any court of competent jurisdiction.



                                  Exhibit 99.3

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                    COMPANY:


                                   Audiovox Communication Corp.




                                   By: /s/ Charles M. Stoehr
                                        Name: Charles M. Stoehr
                                        Title:  Vice President

                                   SELLER:

                                   By: /s/ Philip Christopher
                                        Philip Christopher


                                  Exhibit 99.3